Exhibit 99.1

Press Release — For Immediate Release
July 21, 2016

Penns Woods Bancorp, Inc. Reports Second Quarter 2016 Earnings

Williamsport, PA — July 21, 2016 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc. continued its solid earnings, supported by loan and deposit growth, achieving net income of $6,468,000 for the six months ended June 30, 2016 resulting in basic and dilutive earnings per share of $1.37.

Highlights

•
Net income from core operations (“operating earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains, remained flat at $3,065,000 for the three months ended June 30, 2016 compared to $3,088,000 for the same period of 2015. Operating earnings decreased to $5,830,000 for the six months ended June 30, 2016 compared to $6,007,000 for the same period of 2015. The 2015 six month period included non-recurring gains on the sale of other real estate owned of $222,000 above the 2016 level. In addition, the investment portfolio has declined $67,802,000 from June 30, 2015 to June 30, 2016 as part of our strategy to position the balance sheet for a rising rate environment.

•
Operating earnings per share for the three months ended June 30, 2016 and 2015 were $0.65 for both basic and dilutive. Operating earnings per share for the six months ended June 30, 2016 were $1.23 basic and dilutive compared to $1.25 basic and dilutive for the same period of 2015.

•
Return on average assets was 1.00% for the three months ended June 30, 2016 compared to 1.07% for the corresponding period of 2015. Return on average assets was 0.97% for the six months ended June 30, 2016 compared to 1.07% for the corresponding period of 2015.

•
Return on average equity was 9.77% for the three months ended June 30, 2016 compared to 10.05% for the corresponding period of 2015. Return on average equity was 9.36% for the six months ended June 30, 2016 compared to 9.90% for the corresponding period of 2015.

“The first six months of 2016 have seen the continuation of our strategy to more conservatively manage the balance sheet by reducing interest rate and market risk. Our employees have been successful in building the loan portfolio primarily through growth in variable rate home equity products. In addition the commercial loan portfolio continues to perform well. Funding the growth was achieved through a reduction in the investment portfolio combined with deposit gathering efforts. The loan and deposit growth is the result of relationship building,” said Richard A. Grafmyre, CFP®, President and CEO.

A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share, described in the highlights, to the comparable GAAP financial measures is included at the end of this press release.

Net Income

Net income, as reported under GAAP, for the three and six months ended June 30, 2016 was $3,390,000 and $6,468,000 compared to $3,433,000 and $6,788,000 for the same period of 2015. Results for the three and six months ended June 30, 2016 compared to 2015 were impacted by a decrease in after-tax securities gains of $20,000 (from a gain of $345,000 to a gain of $325,000) for the three month periods and a decrease in after-tax securities gains of $143,000 (from a gain of $781,000 to a gain of $638,000) for the six month periods. Basic and dilutive earnings per share for the three and six months ended June 30, 2016 were $0.72 and $1.37 compared to $0.72 and $1.42 for the corresponding periods of 2015.  Return on average assets and return on average equity were 1.00% and 9.77% for the three months ended June 30, 2016 compared to 1.07% and 10.05% for the corresponding period of 2015. Return on average assets and return on average equity were 0.97% and 9.36% for the six months ended June 30, 2016 compared to 1.07% and 9.90% for the corresponding period of 2015.

Net Interest Margin

The net interest margin for the three and six months ended June 30, 2016 was 3.42% and 3.49% compared to 3.64% and 3.66% for the corresponding periods of 2015.  The decline in the net interest margin was driven by a decreasing yield on the loan and investment portfolios due to the continued low rate environment and our strategic decision to continue repositioning the earning asset portfolio in anticipation of a rising rate environment. The impact of the declining earning asset yield and decreasing investment portfolio balance was partially offset by a 7.80% growth in gross loans from June 30, 2015 to June 30, 2016 resulting in net interest income increasing slightly compared to the comparable six month period of 2015. The loan growth was funded by an increase in core deposits and a decrease in the investment portfolio.  Core deposits represent a lower cost funding source than time deposits and comprise 79.65% of total deposits at June 30, 2016 and 78.16% at June 30, 2015.

“The net interest margin continues to come under downward pressure from both external and internal factors. The continued low interest rate environment is limiting the yield on earning assets that we can acquire into our loan and investment portfolios. At the same time, our strategic decision to reduce our interest rate and market risk in a rising rate environment by reducing the duration and size of the investment portfolio through active management has resulted in a declining investment portfolio yield. The combination of these factors has resulted in new earning assets being added to the balance sheet at rates lower than the legacy assets they replace. While the yield on earning assets is declining, the rate paid on interest bearing liabilities has become stagnant as liability rates are at or near their apparent bottom,” commented President Grafmyre.

Assets

Total assets increased $54,670,000 to $1,346,482,000 at June 30, 2016 compared to June 30, 2015.  Net loans increased $74,989,000 to $1,041,602,000 at June 30, 2016 compared to June 30, 2015 primarily due to campaigns related to increasing home equity product market share during 2015 and 2016, and growth in the commercial loan portfolio.  The investment portfolio decreased $67,802,000 from June 30, 2015 to June 30, 2016 due to our strategy to reduce the investment portfolio duration through the selective selling of bonds as opportunities develop. The combination of loan portfolio growth and a decrease in the size of the investment portfolio has resulted in a shortening of the overall earning asset portfolio duration consistent with a strategy to reduce the interest rate and market risk exposure to a rising rate environment.

Non-performing Loans

The non-performing loans to total loans ratio increased to 1.10% at June 30, 2016 from 0.99% at June 30, 2015. This change was primarily the result of a large commercial real estate loan that was placed on non-accrual status causing non-performing loans to increase to $11,626,000 at June 30, 2016 from $9,689,000 at June 30, 2015. The majority of non-performing loans are centered on several loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses.  Net loan charge-offs of $135,000 for the six months ended June 30, 2016 minimally impacted the allowance for loan losses which was 1.19% of total loans at June 30, 2016. The majority of the loans charged-off had a specific allowance within the allowance for loan losses.

Deposits

Deposits increased $77,399,000 to $1,084,867,000 at June 30, 2016 compared to June 30, 2015. Core deposits (total deposits excluding time deposits) increased $76,724,000 due to our commitment to building complete banking relationships with our customers.  Noninterest-bearing deposits increased $29,500,000 to $274,002,000 at June 30, 2016 compared to June 30, 2015.  Driving this growth is our commitment to easy-to-use products, community involvement, and emphasis on customer service. While deposit gathering efforts have centered on core deposits, the lengthening of the time deposit portfolio is in process as part of the strategy to build balance sheet protection in a rising rate environment.

Shareholders’ Equity

Shareholders’ equity increased $4,396,000 to $139,394,000 at June 30, 2016 compared to June 30, 2015.  Since June 30, 2015 treasury stock purchases of $1,374,000 for 33,974 shares were completed as part of the stock repurchase plan. The change in accumulated other comprehensive loss from $3,170,000 at June 30, 2015 to $2,168,000 at June 30, 2016 is a result of an increase in unrealized gains on available for sale securities from an unrealized gain of $1,374,000 at June 30, 2015 to an unrealized gain of $1,838,000 at June 30, 2016.  The amount of accumulated other comprehensive loss at June 30, 2016 was also impacted by the change in net excess of the projected benefit obligation over the fair value of the plan assets of the defined benefit pension plan resulting in a decrease in the net loss of $538,000 to $4,006,000 at June 30, 2016.  The current level of shareholders’ equity equates to a book value per share of $29.45 at June 30, 2016 compared to $28.33 at June 30, 2015 and an equity to asset ratio of 10.35% at June 30, 2016 compared to 10.45% at June 30, 2015.  Excluding goodwill and intangibles, book value per share was $25.42 at June 30, 2016 compared to $24.47 at June 30, 2015.  Dividends declared for each of the three and six months ended June 30, 2016 and 2015 were $0.47 and $0.94 per share.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates fifteen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, and Union Counties, and Luzerne Bank, which operates eight branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	e-mail: pwod@pwod.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	June 30,
(In Thousands, Except Share Data)	2016	2015	% Change
ASSETS
Noninterest-bearing balances	$24,088	$20,428	17.92%
Interest-bearing balances in other financial institutions	45,387	1,441	3,049.69%
Total cash and cash equivalents	69,475	21,869	217.69%

Investment securities, available for sale, at fair value	146,667	214,312	(31.56)%
Investment securities, trading	—	157	(100.00)%
Loans held for sale	1,349	2,107	(35.98)%
Loans	1,054,119	977,878	7.80%
Allowance for loan losses	(12,517)	(11,265)	11.11%
Loans, net	1,041,602	966,613	7.76%
Premises and equipment, net	22,304	20,816	7.15%
Accrued interest receivable	3,490	3,706	(5.83)%
Bank-owned life insurance	27,016	26,327	2.62%
Investment in limited partnerships	704	1,229	(42.72)%
Goodwill	17,104	17,104	—%
Intangibles	1,979	1,294	52.94%
Deferred tax asset	7,400	8,772	(15.64)%
Other assets	7,392	7,506	(1.52)%
TOTAL ASSETS	$1,346,482	$1,291,812	4.23%

LIABILITIES
Interest-bearing deposits	$810,865	$762,966	6.28%
Noninterest-bearing deposits	274,002	244,502	12.07%
Total deposits	1,084,867	1,007,468	7.68%

Short-term borrowings	17,440	59,026	(70.45)%
Long-term borrowings	91,025	75,426	20.68%
Accrued interest payable	456	410	11.22%
Other liabilities	13,300	14,484	(8.17)%
TOTAL LIABILITIES	1,207,088	1,156,814	4.35%

SHAREHOLDERS’ EQUITY
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $8.33, 15,000,000 shares authorized; 5,006,036 and 5,003,169 shares issued	41,717	41,698	0.05%
Additional paid-in capital	50,025	49,933	0.18%
Retained earnings	60,054	55,397	8.41%
Accumulated other comprehensive loss:
Net unrealized gain on available for sale securities	1,838	1,374	33.77%
Defined benefit plan	(4,006)	(4,544)	11.84%
Treasury stock at cost, 272,452 and 238,478 shares	(10,234)	(8,860)	15.51%
TOTAL SHAREHOLDERS’ EQUITY	139,394	134,998	3.26%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,346,482	$1,291,812	4.23%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended June 30,			Six Months Ended June 30,
(In Thousands, Except Per Share Data)	2016	2015	% Change	2016	2015	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$10,466	$9,752	7.32%	$20,821	$19,075	9.15%
Investment securities:
Taxable	601	885	(32.09)%	1,223	1,899	(35.60)%
Tax-exempt	398	744	(46.51)%	874	1,511	(42.16)%
Dividend and other interest income	204	148	37.84%	477	441	8.16%
TOTAL INTEREST AND DIVIDEND INCOME	11,669	11,529	1.21%	23,395	22,926	2.05%

INTEREST EXPENSE:
Deposits	881	785	12.23%	1,716	1,528	12.30%
Short-term borrowings	8	28	(71.43)%	34	47	(27.66)%
Long-term borrowings	492	494	(0.40)%	983	1,018	(3.44)%
TOTAL INTEREST EXPENSE	1,381	1,307	5.66%	2,733	2,593	5.40%

NET INTEREST INCOME	10,288	10,222	0.65%	20,662	20,333	1.62%

PROVISION FOR LOAN LOSSES	258	600	(57.00)%	608	1,300	(53.23)%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	10,030	9,622	4.24%	20,054	19,033	5.36%

NON-INTEREST INCOME:
Service charges	561	598	(6.19)%	1,093	1,151	(5.04)%
Securities gains, available for sale	486	526	(7.60)%	921	1,187	(22.41)%
Securities gains (losses), trading	6	(4)	250.00%	46	(4)	1,250%
Bank-owned life insurance	161	171	(5.85)%	345	359	(3.90)%
Gain on sale of loans	566	482	17.43%	1,033	781	32.27%
Insurance commissions	200	204	(1.96)%	405	438	(7.53)%
Brokerage commissions	272	294	(7.48)%	527	539	(2.23)%
Other	926	786	17.81%	1,805	1,866	(3.27)%
TOTAL NON-INTEREST INCOME	3,178	3,057	3.96%	6,175	6,317	(2.25)%

NON-INTEREST EXPENSE:
Salaries and employee benefits	4,346	4,301	1.05%	8,926	8,771	1.77%
Occupancy	545	564	(3.37)%	1,086	1,192	(8.89)%
Furniture and equipment	679	643	5.60%	1,380	1,238	11.47%
Pennsylvania shares tax	220	243	(9.47)%	478	467	2.36%
Amortization of investments in limited partnerships	68	166	(59.04)%	220	331	(33.53)%
Federal Deposit Insurance Corporation deposit insurance	236	230	2.61%	468	445	5.17%
Marketing	185	145	27.59%	395	274	44.16%
Intangible amortization	100	80	25.00%	187	162	15.43%
Other	2,287	2,049	11.62%	4,587	4,009	14.42%
TOTAL NON-INTEREST EXPENSE	8,666	8,421	2.91%	17,727	16,889	4.96%
INCOME BEFORE INCOME TAX PROVISION	4,542	4,258	6.67%	8,502	8,461	0.48%
INCOME TAX PROVISION	1,152	825	39.64%	2,034	1,673	21.58%
NET INCOME	$3,390	$3,433	(1.25)%	$6,468	$6,788	(4.71)%

EARNINGS PER SHARE - BASIC AND DILUTED	$0.72	$0.72	—%	$1.37	$1.42	(3.52)%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND DILUTED	4,733,251	4,779,687	(0.97)%	4,736,878	4,790,536	(1.12)%
DIVIDENDS DECLARED PER SHARE	$0.47	$0.47	—%	$0.94	$0.94	—%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Three Months Ended
	June 30, 2016			June 30, 2015
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$46,281	$445	3.87%	$39,977	$388	3.89%
All other loans	1,000,541	10,172	4.09%	921,769	9,496	4.13%
Total loans	1,046,822	10,617	4.08%	961,746	9,884	4.12%

Federal funds sold	—	—	—%	—	—	—%

Taxable securities	94,049	734	3.12%	130,730	1,030	3.15%
Tax-exempt securities	56,348	603	4.28%	87,509	1,127	5.15%
Total securities	150,397	1,337	3.56%	218,239	2,157	3.95%

Interest-bearing deposits	54,309	71	0.53%	3,781	3	0.32%

Total interest-earning assets	1,251,528	12,025	3.86%	1,183,766	12,044	4.08%

Other assets	100,241			98,039

TOTAL ASSETS	$1,351,769			$1,281,805

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$153,151	14	0.04%	$143,305	14	0.04%
Super Now deposits	198,048	125	0.25%	187,828	124	0.26%
Money market deposits	239,754	161	0.27%	209,624	143	0.27%
Time deposits	221,376	581	1.06%	220,851	504	0.92%
Total interest-bearing deposits	812,329	881	0.44%	761,608	785	0.41%

Short-term borrowings	16,710	8	0.19%	39,166	28	0.28%
Long-term borrowings	91,025	492	2.14%	81,924	494	2.39%
Total borrowings	107,735	500	1.84%	121,090	522	1.71%

Total interest-bearing liabilities	920,064	1,381	0.60%	882,698	1,307	0.59%

Demand deposits	276,748			244,205
Other liabilities	16,151			18,231
Shareholders’ equity	138,806			136,671

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,351,769			$1,281,805
Interest rate spread			3.26%			3.49%
Net interest income/margin		$10,644	3.42%		$10,737	3.64%

	Three Months Ended June 30,
	2016	2015
Total interest income	$11,669	$11,529
Total interest expense	1,381	1,307
Net interest income	10,288	10,222
Tax equivalent adjustment	356	515
Net interest income (fully taxable equivalent)	$10,644	$10,737

	Six Months Ended
	June 30, 2016			June 30, 2015
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$50,700	$980	3.89%	$38,303	$771	4.06%
All other loans	994,034	20,174	4.08%	906,693	18,566	4.13%
Total loans	1,044,734	21,154	4.07%	944,996	19,337	4.13%

Taxable securities	96,541	1,618	3.35%	137,041	2,333	3.40%
Tax-exempt securities	59,860	1,324	4.42%	87,667	2,289	5.22%
Total securities	156,401	2,942	3.76%	224,708	4,622	4.11%

Interest-bearing deposits	33,501	82	0.49%	5,152	7	0.27%

Total interest-earning assets	1,234,636	24,178	3.94%	1,174,856	23,966	4.11%

Other assets	98,276			97,043

TOTAL ASSETS	$1,332,912			$1,271,899

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$151,004	29	0.04%	$142,537	29	0.04%
Super Now deposits	193,098	249	0.26%	189,125	253	0.27%
Money market deposits	229,497	301	0.26%	207,446	279	0.27%
Time deposits	220,965	1,137	1.03%	218,824	967	0.89%
Total interest-bearing deposits	794,564	1,716	0.43%	757,932	1,528	0.41%

Short-term borrowings	22,560	34	0.30%	33,728	47	0.28%
Long-term borrowings	91,025	983	2.14%	82,961	1,018	2.44%
Total borrowings	113,585	1,017	1.77%	116,689	1,065	1.82%

Total interest-bearing liabilities	908,149	2,733	0.60%	874,621	2,593	0.59%

Demand deposits	270,900			242,488
Other liabilities	15,703			17,687
Shareholders’ equity	138,160			137,103

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,332,912			$1,271,899
Interest rate spread			3.34%			3.52%
Net interest income/margin		$21,445	3.49%		$21,373	3.66%

	Six Months Ended June 30,
	2016	2015
Total interest income	$23,395	$22,926
Total interest expense	2,733	2,593
Net interest income	20,662	20,333
Tax equivalent adjustment	783	1,040
Net interest income (fully taxable equivalent)	$21,445	$21,373

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	6/30/2016	3/31/2016	12/31/2015	9/302015	6/30/2015
Operating Data
Net income	$3,390	$3,078	$3,746	$3,364	$3,433
Net interest income	10,288	10,374	10,338	10,234	10,222
Provision for loan losses	258	350	480	520	600
Net security gains	492	475	894	493	522
Non-interest income, excluding net security gains	2,686	2,522	2,417	2,644	2,535
Non-interest expense	8,666	9,061	8,317	8,530	8,421

Performance Statistics
Net interest margin	3.42%	3.57%	3.55%	3.55%	3.64%
Annualized return on average assets	1.00%	0.94%	1.15%	1.04%	1.07%
Annualized return on average equity	9.77%	8.95%	10.73%	9.89%	10.05%
Annualized net loan charge-offs (recoveries) to average loans	0.05%	—%	(0.03)%	0.12%	0.07%
Net charge-offs (recoveries)	123	12	(75)	296	161
Efficiency ratio	66.0%	69.6%	64.6%	65.7%	65.3%

Per Share Data
Basic earnings per share	$0.72	$0.65	$0.79	$0.71	$0.72
Diluted earnings per share	0.72	0.65	0.79	0.71	0.72
Dividend declared per share	0.47	0.47	0.47	0.47	0.47
Book value	29.45	29.09	28.71	28.54	28.33
Common stock price:
High	44.70	41.32	45.28	44.56	48.28
Low	37.82	36.73	40.47	40.41	41.84
Close	41.99	38.54	42.46	40.92	44.09
Weighted average common shares:
Basic	4,733	4,741	4,747	4,762	4,780
Fully Diluted	4,733	4,741	4,747	4,762	4,780
End-of-period common shares:
Issued	5,006	5,006	5,005	5,004	5,004
Treasury	272	272	258	254	238

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Financial Condition Data:
General
Total assets	$1,346,482	$1,318,137	$1,320,057	$1,299,292	$1,291,812
Loans, net	1,041,602	1,028,870	1,033,163	990,164	966,613
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	1,979	2,078	1,240	1,316	1,294
Total deposits	1,084,867	1,059,581	1,031,880	1,004,801	1,007,468
Noninterest-bearing	274,002	269,362	280,083	247,848	244,502

Savings	152,540	153,217	144,561	143,224	143,415
NOW	190,890	190,168	176,078	188,444	188,092
Money Market	246,712	226,659	209,782	204,475	211,412
Time Deposits	220,723	220,175	221,376	220,810	220,047
Total interest-bearing deposits	810,865	790,219	751,797	756,953	762,966

Core deposits*	864,145	839,406	810,504	783,991	787,421
Shareholders’ equity	139,394	137,663	136,279	135,577	134,998

Asset Quality
Non-performing loans	$11,626	$11,648	$9,446	$8,608	$9,689
Non-performing loans to total assets	0.86%	0.88%	0.72%	0.66%	0.75%
Allowance for loan losses	12,517	12,382	12,044	11,489	11,265
Allowance for loan losses to total loans	1.19%	1.19%	1.15%	1.15%	1.15%
Allowance for loan losses to non-performing loans	107.66%	106.30%	127.50%	133.47%	116.27%
Non-performing loans to total loans	1.10%	1.12%	0.90%	0.86%	0.99%

Capitalization
Shareholders’ equity to total assets	10.35%	10.44%	10.32%	10.43%	10.45%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended June 30,		Six Months Ended June 30,
(Dollars in Thousands, Except Per Share Data)	2016	2015	2016	2015
GAAP net income	$3,390	$3,433	$6,468	$6,788
Less: net securities gains, net of tax	325	345	638	781
Non-GAAP operating earnings	$3,065	$3,088	$5,830	$6,007

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Return on average assets (ROA)	1.00%	1.07%	0.97%	1.07%
Less: net securities gains, net of tax	0.09%	0.11%	0.10%	0.13%
Non-GAAP operating ROA	0.91%	0.96%	0.87%	0.94%

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Return on average equity (ROE)	9.77%	10.05%	9.36%	9.90%
Less: net securities gains, net of tax	0.94%	1.01%	0.92%	1.14%
Non-GAAP operating ROE	8.83%	9.04%	8.44%	8.76%

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Basic earnings per share (EPS)	$0.72	$0.72	$1.37	$1.42
Less: net securities gains, net of tax	0.07	0.07	0.14	0.17
Non-GAAP basic operating EPS	$0.65	$0.65	$1.23	$1.25

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Dilutive EPS	$0.72	$0.72	$1.37	$1.42
Less: net securities gains, net of tax	0.07	0.07	0.14	0.17
Non-GAAP dilutive operating EPS	$0.65	$0.65	$1.23	$1.25